UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2015

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

(Exact Name of Registrant as Specified in Charter)

Switzerland	001-32938	98-0681223
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Gubelstrasse 24

Park Tower, 15th Floor

6300 Zug, Switzerland

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: 41-41-768-1080

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure.

On June 30, 2015, Allied World Assurance Company Holdings, AG (the “Company”) released its 2014 Global Loss Triangles report.  A copy of this report is attached hereto as Exhibit 99.1 and is also available at the “Investor Relations” section of the Company’s website at www.awac.com.

The information in Item 7.01 of this report is being furnished, not filed, pursuant to Regulation FD.  Accordingly, the information in Item 7.01 of this report will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated by reference. The furnishing of the information in this report is not intended to, and does not, constitute a determination or admission by the Company that the information in this report is material or complete, or that investors should consider this information before making an investment decision with respect to any security of the Company.

Cautionary Statement Regarding Forward-Looking Statements

Any forward-looking statements made in the report in Exhibit 99.1 reflect our current views with respect to future events and financial performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve risks and uncertainties, which may cause actual results to differ materially from those set forth in these statements. For example, our forward-looking statements could be affected by risks that the acquisitions of the Hong Kong and Singapore operations of Royal & Sun Alliance Insurance plc (“RSA”) disrupt our current plans and operations; the ability to retain key personnel; the ability to recognize the benefits of the RSA acquisitions; the amount of costs, fees, expenses and charges related to the RSA acquisitions; pricing and policy term trends; increased competition; the adequacy of our loss reserves; negative rating agency actions; greater frequency or severity of unpredictable catastrophic events; the impact of acts of terrorism and acts of war; the Company or its subsidiaries becoming subject to significant income taxes in the United States or elsewhere; changes in regulations or tax laws; changes in the availability, cost or quality of reinsurance or retrocessional coverage; adverse general economic conditions; and judicial, legislative, political and other governmental developments, as well as management’s response to these factors, and other factors identified in our filings with the U.S. Securities and Exchange Commission. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. We are under no obligation (and expressly disclaim any such obligation) to update or revise any forward-looking statement that may be made from time to time, whether as a result of new information, future developments or otherwise.

Item 9.01.  Financial Statements and Exhibits.

(d)                                 Exhibits

Exhibit Number	Description

99.1	2014 Global Loss Triangles report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

Dated: June 30, 2015	By:	/s/ Wesley D. Dupont
	Name:	Wesley D. Dupont
	Title:	Executive Vice President & General Counsel

EXHIBIT INDEX

Exhibit Number	Description

99.1	2014 Global Loss Triangles report.